2012 Earnings Guidance January 18, 2012 Exhibit 99.2

January 2012

Certain statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements are predictions based on our current expectations and assumptions regarding  future events and may relate to, among other things, our future financial performance, including return on equity performance, our growth and portfolio optimization strategies, our projected capital expenditures and related funding requirements, our ability to repay debt, our ability to finance current operations and growth initiatives, the impact of legal proceedings and potential fines and penalties, business process and technology improvement i nitiatives, trends in our industry, regulatory or legal developments or rate adjustments. Actual results could differ materially because of factors such as decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality and public utility regulations and policies; weather conditions, patterns or events, including drought or abnormally high rainfall; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; significant changes to our business processes and corresponding technology; our ability to appropriately maintain current infrastructure; our ability to obtain permits and other approvals for projects; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; our ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for our operations; our ability to successfully acquire and integrate water and wastewater systems that are complementary to our operations and the growth of our business or dispose of assets or lines of business that are not complementary to our operations and the growth of our business; cost overruns relating to improvements or the expansion of our operations;
changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms;
fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends;  fluctuations in the value of benefit plan assets and liabilities that could increase our cost and funding requirements; our ability to utilize our U.S. and state net operating loss carryforwards; migration of customers into or out of our service territories; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; the incurrence of impairment charges ability to retain and attract qualified employees; and civil disturbance, or terrorist threats or acts or public apprehension about future disturbances or terrorist threats or acts.
Any forward-looking statements we make, speak only as of the date of this presentation. Except as required by law, we specifically disclaim any undertaking or intention to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.
Cautionary Statement Concerning Forward-Looking
Statements

2011 - What happened

January 2012
•Portfolio Optimization
•Divested TX, AWM
•Acquired MO
•Executed Agreements AZ, NM, OH and NY
•Net Utility Plant
• Invested approximately $900 Million
•Market-Based Operations
•Homeowner Service Contracts reach 880,000
•Improving ROE
•2010 ended at 6.4%
•2011 estimate: 7.2% - 7.4%
•Total Shareholder Returns
•30% at 12/31/2011
•Cash Dividends Increased 5%
•Yield 2.89% at 12/31/11
•Rate Cases Effective in 8 states in 2011
•$158.3 Million
• Infrastructure Charges awarded of $10.7 Million
•Rate Cases Filed in 10 states
•Decisions Pending in 8 states
•Address Regulatory Lag
• Declining Usage
•Infrastructure Charges (New Jersey, Illinois)
•O&M Efficiency Ratio improvement
• Expense Management
•Rate Case Effectiveness
•Business Transformation
•On schedule for 2014 completion
Operating
Efficiency
Regulatory
Environment
Growth
Shareholder
Value

January 2012

2012 Range: Solid Growth Powers Earnings Range
from Ongoing Operations of $1.90 - $2.00
Key Drivers
• Annual infrastructure
investment of approximately
$900 million
• Continued improvement in
operating efficiency ratio
toward 5-year goal of 40%
• Completion of current portfolio
optimization transactions
• Continued low interest rate
environment
• Completion of outstanding
rate cases
• Continued dividend focus
• No equity offering
2012 Range $1.90 - $2.00
• 2011 Range excludes  the impact from discontinued operations and the one-time contribution of appreciated land to a county authority in Lexington, Kentucky

*  Not to scale
2012 Earnings Per Share Range: Key Factors
Influencing Earnings Range
Interest
Rates
(+/- 1%)
2012  EPS Range
$1.90 - $2.00
Consumption
(+/-1%)
Fuel &
Power
(+/- 10%)
Chemicals
(+/- 10%)
O&M
Expense
(+/- 1%)
$2.03
$1.87
$1.90
$2.00
January 2012

January 2012

AWK 2011 Accomplishments 2012 Expectations
Continue Portfolio Optimization Initiative
Finalize transactions in NM, AZ, NY and Ohio
Identify additional valued-added opportunities
Actively Address Regulatory Lag that Impacts
Returns on Investments
Expect to file 4 general rate cases in 2012
Infrastructure Surcharges filings in 4-6 states
Address usage trends via rate case or other filings
Continue Operating Efficiency Improvement
Five-year goal below 40%
Efficient use of our Capital
Invest approximately $900 million to upgrade
infrastructure
Enhance DSIC like mechanisms
Optimize Supply Chain
Increase Earned Regulated Return
Expand Market Based businesses - focusing on
Homeowner Services & Military Contract
Operations
Optimize Municipal Contract Operations Business
Model
Execution of Portfolio Optimization Initiative
Closed MO acquisition, TX sale and sale of
Applied Water Management (AWM)
Filed for regulatory approvals for transactions
in NM, AZ, NY and Ohio
Resolved Rate Cases worth $296.5 MM of
filed Annualized Revenues
Rate cases effective in 8 states generating
approximately $158.3 million in annualized
revenue increases and $10.7 million in
infrastructure  surcharges, assuming normal
usage patterns.
Filed 10 rate proceedings in 2011 requesting
$282.9 million in annualized revenue
Initiated state specific efforts to address
declining usage in all rate cases filed in 2011
Continued Operating Efficiency improvement
Continued improvement in Return on Equity
What We Accomplished in 2011
In 2012 You Can Expect Us To

$2.00
$1.50
$1.00
$0.50
$0.00
CAGR 15.4%
$1.10
$1.25
$1.53
$1. 75-
1.82
$1.90-
2.00
2008
2009
2010
2011
Landing
Zone
2012E

CAGR 16.9%

AMERICAN WATER | NYSE: AWK
www.amwater.com

January 2012
American Water: Providing Value to Investors
• The Adjusted  2011 EPS Range, a non-GAAP measure, does not recognize an approximate 9 cent benefit to earnings per share from the cessation of depreciation for discontinued operations in Arizona, New Mexico, Texas and Ohio.
• CAGR percentages calculated to midpoint of 2012 estimates
• 2008 and 2009 EPS and ROE exclude impairment charges
Earnings Per Share

Mid-
range
Return of Equity
8.00%
6.00%
4.00%
2.00%
0.00%
4.12%
4.99%
6.49%
7.2%
7.4%
7.5%
7.9%
2008 2009 2010 2011
Landing
Zone
2012E

AMERICAN WATER

Investor Relations Contacts:

Ed Vallejo
Vice President – Investor Relations
Edward.vallejo@amwater.com

Muriel Lange
Manager – Investor Relations
Muriel.lange@amwater.com

Tel: 856-566-4005
Fax: 856-782-2782

AWK LISTED NYSE

AMERICAN WATER | NYSE: AWK www.amwater.com

8 January 2012

January 2012
Return on Equity Excluding Impairment Charge (A Non-GAAP Unaudited
Number)
Historical
($ in thousands ) 2008 2009 2010
Net income (Loss) from Continuing Operations ($562,421) ($233,083) $267,827
Adjustments
Impairment charges 738,475 443,024 0
Adjusted net income excluding impairment charge $176,054 $209,941 $267,827
Year end stockholders’ equity $4,102,001 $4,000,859 $4,127,725
Add impairment charge, net of tax
738,475 443,024
0
Adjusted stockholders’ equity excluding impairment charge, net of tax $4278,055 $4,210,800 $4,127,725
ROE Percentage 4.12% 4.99% 6.49%

Net Income (Loss) – Earnings per Share Excluding Impairment Charge
(A Non-GAAP Unaudited Number)
Historical
($ in thousands, except per share data) 2008 2009 2010
Net income, (Loss) ($562,421) ($233,083) $267,827
Add:  Impairment 750,000 450,000 0
Net income excluding impairment charge before associated tax benefit 187,579 216,917 267,827
Less: Income tax benefit relating to impairment charge 11,525 6,976 0
Adjusted net income excluding impairment charge $176,054 $209,941 $267,827
Basic earnings per common share excluding impairment charge:
Adjusted net income excluding impairment charge $1.10 $1.25 $1.53
Diluted earnings per common share excluding impairment charge:
Adjusted net income excluding impairment charge $1.10 $1.25 $1.53
Reconciliation Tables